LIMITED POWER OF ATTORNEY FOR
SECTION 16 REPORTING OBLIGATIONS

Know all by these presents, that the undersigned hereby constitutes and appoints each of Lydia Huber {the Company's Corporate Secretary} and Marilyn Johnson {other authorized officer} signing singly, and with full power of substitution, the undersigned's true and lawful attorney-in-fact to:

(1)	prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the United States Securities and Exchange Commission a Form ID,
including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the United States Securities and Exchange Commission of reports required by Section 16(a) of the Securities Exchange Act of 1934 or any rule or regulation of the United States Securities and Exchange Commission.

(2)	execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Farmers & Merchants Bancorp, Inc. (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules thereunder;

(3)	do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(4)	take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

	The undersigned acknowledges that:

(1) this Power of Attorney authorizes, but does not require, any such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;

(2) any documents prepared and/or executed by any such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;

(3) neither the Company nor any such attorney-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirement of the Securities Exchange Act of 1934, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of the undersigned for profit disgorgement under Section 16(b) of the Securities Exchange Act of 1934; and

(4) this Power of Attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the Securities Exchange Act of 1934, including without limitation, the reporting requirements under Section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


	IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16th day of October, 2020.

                                               /s/ Steven J. Planson
                                         _________________________________
                                         Signature

                                          Steven J. Planson
                                         _________________________________
                                         Print Name
STATE OF  Ohio

COUNTY OF  Fulton

	On this 16th day of October, 2020, Steven J. Planson personally appeared before me, and acknowledged that he executed the foregoing instrument for the purposes therein contained.

	IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                           Julie Katakis
                                         _________________________________
                                         Notary Public

                                            June 17, 2024
                                         _________________________________
                                         My Commission Expires: